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                                                                 Exhibit 10.21.5

                             FIFTH AMENDMENT TO THE
               ALBERTSON'S, INC. NON-EMPLOYEES DIRECTORS' DEFERRED
                               COMPENSATION PLAN

     WHEREAS, the Albertson's, Inc. Non-Employees Directors' Deferred Compensation Plan (the "Plan") was established effective January 1, 1990, and has previously been amended;

     WHEREAS, the Board of Directors of Albertson's, Inc. has delegated the authority to amend the Plan to its Management Development/Compensation Committee;

     NOW, THEREFORE, the following amendments to the Plan are hereby adopted effective as of the adoption date of this Amendment (unless another effective date is expressly specified):

     1. A new Section 6.10 is hereby added to the Plan, immediately following
Section 6.9, to read as follows:

               6.10 Notwithstanding any other provision of the Plan, each Participant shall have the right to elect, prior to May 22, 2006, in accordance with procedures established under the Plan, to receive a lump sum in cash (payable from an applicable trust or from general corporate assets) such Participant's vested account balance under such Plan as of the date of the distribution, payable as soon as practicable on or after (but no later than 30 days after) January 1, 2007, or, if later, the effective date of a Change in Control ("Special Election Lump Sum"), provided that such election shall not prevent the payment or commencement of a Participant's account balance under the Plan on a scheduled distribution date that occurs prior to the payment of any such Special Election Lump Sum.

     2. A new Section 10.03 is hereby added to the Plan, immediately following
Section 10.02, to read as follows:

               10.03 It is intended that the Plan shall be operated in good faith compliance with Section 409A of the Internal Revenue Code ("Code") and may be amended by the Board, the Committee or their duly authorized delegates at any time to the extent determined necessary or desirable, at their discretion, in light of Code Section 409A, without

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          regard to any restrictions on their ability to amend the Plan under any other provision of the Plan.

     3. Except as provided herein, the Plan shall remain in full force and effect.

     EXECUTED this 28th day of April, 2006.

                                        ALBERTSON'S, INC.


                                        By: /s/ John R. Sims
                                            ------------------------------------
                                        Its: Executive Vice President & General
                                             Counsel


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